Exhibit 99.1

Peter T. Socha Form 4

Open Market Sale Transactions - 5/28/08

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                        PRICE ($)                              SHARES
----------------------- -------------------------------------- -----------------
1.                      36.62                                  200
----------------------- -------------------------------------- -----------------
2.                      36.70                                  1000
----------------------- -------------------------------------- -----------------
3.                      36.76                                  100
----------------------- -------------------------------------- -----------------
4.                      36.77                                  1100
----------------------- -------------------------------------- -----------------
5.                      36.81                                  200
----------------------- -------------------------------------- -----------------
6.                      36.84                                  300
----------------------- -------------------------------------- -----------------
7.                      36.85                                  200
----------------------- -------------------------------------- -----------------
8.                      36.87                                  800
----------------------- -------------------------------------- -----------------
9.                      36.88                                  1558
----------------------- -------------------------------------- -----------------
10.                     36.89                                  1000
----------------------- -------------------------------------- -----------------
11.                     36.90                                  174
----------------------- -------------------------------------- -----------------
12.                     36.91                                  1700
----------------------- -------------------------------------- -----------------
13.                     36.92                                  1580
----------------------- -------------------------------------- -----------------
14.                     36.93                                  400
----------------------- -------------------------------------- -----------------
15.                     36.94                                  1026
----------------------- -------------------------------------- -----------------
16.                     36.96                                  400
----------------------- -------------------------------------- -----------------
17.                     36.97                                  700
----------------------- -------------------------------------- -----------------
18.                     36.98                                  300
----------------------- -------------------------------------- -----------------
19.                     36.99                                  1900
----------------------- -------------------------------------- -----------------
20.                     37.00                                  3700
----------------------- -------------------------------------- -----------------
21.                     37.01                                  150
----------------------- -------------------------------------- -----------------
22.                     37.02                                  200
----------------------- -------------------------------------- -----------------
23.                     37.03                                  100
----------------------- -------------------------------------- -----------------
24.                     37.04                                  2100
----------------------- -------------------------------------- -----------------
25.                     37.06                                  303
----------------------- -------------------------------------- -----------------
26.                     37.07                                  100
----------------------- -------------------------------------- -----------------
27.                     37.08                                  100
----------------------- -------------------------------------- -----------------
28.                     37.09                                  950
----------------------- -------------------------------------- -----------------
29.                     37.10                                  800
----------------------- -------------------------------------- -----------------
30.                     37.12                                  503
----------------------- -------------------------------------- -----------------
31.                     37.13                                  800
----------------------- -------------------------------------- -----------------
32.                     37.14                                  556
----------------------- -------------------------------------- -----------------
AVERAGE/TOTAL           36.9558                                25,000